Exhibit 99.1

Lender Presentation

September 7th, 2016

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current beliefs and expectations of Beasley Broadcast Group, Inc.’s (“Beasley”) management and are subject to known and unknown risks and uncertainties. Words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” “may,” “will,” “plans,”

“projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions help identify forward-looking statements.

Factors that could cause actual events to differ include, but are not limited to: the risk that the transaction may not be completed; the ability of Beasley to obtain debt financing for the transaction; the risk that under certain circumstances, Beasley may be required to pay a termination fee to Greater Media; the ability to successfully combine the businesses of Beasley and Greater Media; the ability of Beasley to achieve the expected cost savings, synergies and other benefits from the proposed transaction within the expected time frames or at all; the incurrence of significant transaction and other related fees and costs; the incurrence of unexpected costs, liabilities or delays relating to the transaction; the risk that the public assigns a lower value to Greater Media’s business than the value used in negotiating the terms of the transaction; the effects of the transaction on the interests of Beasley’s current stockholders in the earnings, voting power and market value of the company; the risk that the transaction may not be accretive to Beasley’s current stockholders; the risk that the transaction may prevent Beasley from acting on future opportunities to enhance stockholder value; the impact of the issuance of the Class A common stock in connection with the transaction; the risk that any goodwill or identifiable intangible assets recorded due to the transaction could become impaired; the risk due to business uncertainties and contractual restrictions while the transaction is pending that could disrupt Beasley’s business; the risk that a closing condition to the proposed transaction may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; and other economic, business, competitive, and regulatory factors affecting the businesses of Beasley and Greater Media generally, including those set forth in Beasley’s filings with the SEC, including its annual reports on Form 10-K quarterly reports on Form 10-Q, current reports on Form 8-K, and other SEC filings.

Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Beasley undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Important Additional Information

Beasley will file an Information Statement and other relevant documents concerning the proposed transaction and related matters with the Securities and Exchange Commission (“SEC”). The Information Statement and other materials filed with the SEC will contain important information regarding the transaction and the issuance of Beasley’s Class A common stock in connection with the transaction. SHAREHOLDERS ARE ENCOURAGED TO READ THE INFORMATION STATEMENT AND OTHER MATERIALS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE ISSUANCE OF THE SHARES OF CLASS A COMMON STOCK IN THE TRANSACTION AND RELATED MATTERS. You will be able to obtain the Information Statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to Beasley Broadcast Group, Inc., 3033 Riviera Drive, Suite 200, Naples, Florida 34103, Attention: Corporate Secretary.

Presenters

Presenter Title Company

Caroline Beasley Interim Chief Executive Officer / Chief Financial Officer Marie Tedesco Vice President of Finance JF Chaput Leveraged Finance Judith Fishlow Minter Head of Loan Capital Markets

Table of Contents

I. Transaction Overview

II. Pro Forma Beasley Highlights

III. Pre-Closing Expense Reductions & Combination Synergies IV. Industry Observations V. Historical Financial Overview Appendix

Transaction Overview

SECTION I

Executive Summary

- **On July 19th, 2016, Beasley Broadcast Group, Inc. ("Beasley" or "BBGI") announced that it had entered into a definitive agreement to acquire Greater Media, Inc. ("Greater Media" or "GM") for cash and stock**
  - $220 million transaction valuation, after adjusting for sale of Greater Media tower assets ($20 million expected valuation)
  - Consideration mix includes approximately $100 million cash, assumption of GM indebtedness ($82 million), approximately $25 million BBGI class A common stock, payment of certain GM transaction expenses and certain other adjustments
  - On pro forma basis, BBGI shareholders and GM shareholders will own approximately 81% and 19%, respectively, of BBGI's outstanding common stock
  - GM will have the right to appoint one of nine pro forma BBGI Board of Directors
  - Transaction is subject to regulatory approvals and is expected to close in Q4 2016
- **The Greater Media acquisition transaction is a strategically and financially transformative event for Beasley**
  - *Enhances Ability to Compete:* Adds strong branded stations in Philadelphia, PA and Boston, MA
  - *Increases Diversification:* Meaningfully diversifies Beasley's geographic footprint and financial profile
  - *Increases Scale:* Beasley jumps from #17 to #9 radio group, as measured by 2015 radio only revenues
  - *Compelling Combination Synergies:* $7 million of combination synergies expected to be fully achieved within 6 to 12 months after transaction closing
  - *Attractive Valuation:* Compelling synergized purchase multiple
- **Required asset divestitures in Charlotte, NC market to be in compliance with FCC station ownership limitations**
  - Discussions underway with high-probability potential buyers
  - No cash tax impact, given significant tax basis in legacy GM stations being sold
  - Assets will be put in trust and sold subsequent to or concurrent with closing with proceeds applied for debt reduction
- **Repayment of both companies existing debt and the cash consideration will be financed with a new $285 million Senior Secured Credit Facility:**
  - $20 million 5-year Revolving Credit Facility ("Revolver")
  - $265 million 7-year Term Loan B Facility ("Term Loan B")
- **Pro forma for the transaction, Beasley will have net total leverage of 4.4x based on LTM 6/30/2016 Adjusted EBITDA of $60.1 million**

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BEASLEY BROADCAST GROUP, INC.

Transaction Overview

Sources & Uses of Funds

($ in millions)

Sources of Funds	Amount
Revolver ($20 million)	$-
New Term Loan B	265.0
New Beasley Common Stock [(1)]	25.0
Cash from Balance Sheet	11.5
Total Sources	**$301.5**

Uses of Funds	Amount
Cash Consideration	$100.0
Common Stock Consideration	25.0
Refinance Existing Greater Media Debt	81.8
Refinance Existing Beasley Debt	83.0
Estimated Transaction Fees & Expenses	11.7
Total Uses	**$301.5**

Pro Forma Capitalization

($ in millions)

	As of 6/30/2016		Δ	As Adjusted	
	Amount	Leverage		Amount	Leverage
Cash and Cash Equivalents	$14.1		($11.5)	$2.6	
Revolver ($20 million)	-			-	
Existing Term Loan	83.0		(83.0)	-	
New Term Loan B	-		265.0	265.0	
Capital Leases	0.7		-	0.7	
Total Debt	**$83.7**	**3.4x**		**$265.7**	**4.4x**
Net Total Debt	*69.6*	*2.9x*		*263.1*	*4.4x*
Beasley LTM Adjusted EBITDA		$24.3			$24.3
Greater Media LTM Adjusted EBITDA [(2)]			29.7		29.7
Combination Synergies [(3)]			6.2		6.2
PF LTM Adjusted EBITDA [(4)]		**$24.3**			**$60.1**

Note: Financials exclude 6/30/2016 revenue and expenses from trade and barter.

(1) 5.4 million shares of Class A Common Stock is based on fixed value of $4.61 per share (current share price of $5.27 as of 9/02/2016).

(2) Greater Media 6/30/2016 Adjusted EBITDA includes $7.9 million of Pre-Closing Expense Reductions already initiated by Greater Media that will be completed in full before the transaction closes.

(3) Inclusive of Phase I – Corporate Cost Synergies, Phase II – Stations Cost Synergies and Operating Expenses Reinvestment as described in Section III – Pre-Closing Expense Reductions & Combination Synergies; Combination Synergies ramp up to $6.7 million within one year of closing.

(4) See Section III – Pre-Closing Expense Reductions & Combination Synergies, Appendix and Adjusted EBITDA reconciliation for detail.

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BEASLEY BROADCAST GROUP INC.

Pro Forma Beasley Highlights

SECTION II

Key Credit Highlights

Leading Local Broadcast Media Company	▪ #9 ranked radio group, as measured by 2015 radio only revenues – LTM 6/30/2016 pro forma revenue of $252 million
Geographically Diversified Across Attractive Markets	▪ 73 stations across 16 markets – Represents aggregate radio market revenues and population of approximately $1.4 billion and ~7.4 million, respectively ▪ Company cash flows generated by geographically diversified stations primarily across eastern coast
Sizeable Radio Clusters with Strong In-Market Competitive Positioning	▪ On average, Beasley owns approximately five radio stations per market ▪ Beasley radio clusters ranked top 3 in market share in 14 of 16 markets, driven by compelling power ratios ▪ Acquisition increases Beasley's reach to ~20 million unique consumers per week(1)
Scaled Digital Platform Poised For Growth	▪ Websites and mobile apps are extensions of strong local brands – 72 websites reaching 6.3 million unique visitors per month – 72 station-branded mobile apps downloaded 20 thousand times per month
Strong Financial Profile with Robust Free Cash Flow	▪ ~15% Free Cash Flow(2) / Total Debt Ratio ▪ Cash flow margin expansion driven by cost synergies and strong expense and capital discipline
Attractive Acquisition with Highly Achievable Cost Synergies	▪ Compelling synergized purchase multiple (as compared to BBGI multiple of 8.0x) (3) ▪ Combination cost synergies of approximately $7 million expected within 6 to 12 months of closing ▪ Opportunity for incremental synergies post-closing as integration is executed
Modest Leverage and Track Record of De-Leveraging	▪ Despite transformational transaction, pro forma net leverage of only 4.4x (at 6/30/2016) – Charlotte asset divestiture expected to further reduce net leverage by approximately 0.25x ▪ Near-term net leverage target of <4.0x, supported by conservative BBGI management team's track record
Proven Operating Strategies	▪ Effective radio clustering strategy ▪ Strong hyper local brands with diverse programming formats ▪ Effective cross-platform advertising solutions ▪ Monetization of digital audience ▪ Strict operating expense management
Strong Management Team	▪ Experienced management team with a proven track record of success, including integration of recent CBS Radio station swap(4) – On average, the BBGI executive team has over 35 years of operating experience ▪ Management team economically aligned with financial performance, given significant equity stake

Note: Financials exclude revenue and expenses from trade and barter.

(1) *Weekly Cume defined as listeners aged 12+ years old Monday through Sunday 6am-12am as of 6/30/2016.*

(2) *Reflects $39.5 million of Free Cash Flow defined as Adjusted EBITDA less $4.0 million of Capital Expenditures (calculated using annualized Q2 amount of $1.0 million) and $16.7 million of Cash Interest Expense.*

(3) *As of 9/02/2016.*

(4) *See page 29 for further detail.*

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BEASLEY BROADCAST GROUP INC.

A Powerful Combination

	Standalone LTM 6/30/2016		PF LTM 6/30/2016
	Beasley	GM	PF Beasley
Number of Stations	52	21	**73** [(1)]
Total Number of Markets	12	7	**16** [(2)]
Weekly Cume [(3)]	~8 million	~12 million	**~20 million**
Number of Employees	766	822	**1,477** [(4)]
Net Revenues	$105.5 million	$146.3 million	**$251.8 million**
Station Operating Income ("SOI") *% Margin*	$31.1 million [(5)] *29.4%*	$37.4 million [(6)] *25.6%*	**$69.9 million** [(7)] ***27.8%***
Adjusted EBITDA *% Margin*	$24.3 million [(5)] *23.0%*	$29.7 million [(6)] *20.3%*	**$60.1 million** [(8)] ***23.9%***

Note: Financials exclude revenue and expenses from trade and barter.
(1) Does not account for required station divestiture in Charlotte, NC.
(2) Accounts for the three markets where both Greater Media and Beasley operate radio stations.
(3) Weekly Cume defined as listeners aged 12+ years old Monday through Sunday 6am-12am as of 6/30/2016.
(4) Reflects Regional, station level and corporate synergies.
(5) Includes $1.8 million of addback adjustments for SBC and Property Taxes.
(6) Includes $7.9 million of Pre-Closing Expense Reductions already initiated by Greater Media that will be completed in full before the transaction closes.
(7) Includes $2.4 million of Phase II Cost Synergies and $1.0 million of Operating Expenses Reinvestment.
(8) Includes $6.2 of Total Combination Synergies.

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BEASLEY BROADCAST GROUP INC.

Pre-Closing Expense Reductions & Pro Forma Combination Synergies

Annualized Expense Reductions and Combination Synergies[1]

($ in millions)


$6.2 (1)
$24.3
$29.7
$7.9
$21.8
$54.0
$4.7
$2.4
($1.0)
$60.1
(At Closing)
(< 12 Months)
(< 12 Months)
Timing
Beasley LTM 6/30/2016 Adjusted EBITDA
Greater Media LTM 6/30/2016 Adjusted EBITDA(2)
LTM 6/30/2016 Adjusted EBITDA(3) (Excluding Synergies)
Phase I Cost Synergies - Corporate
Phase II Cost Synergies - Stations
Estimated Operating Expenses Reinvestment
Pro Forma LTM 6/30/2016 Adjusted EBITDA

Source: Beasley Management.
Note: The EBITDA bridge analysis does not include the impact of the Charlotte, NC asset divestiture, which would reduce Pro Forma Synergized LTM Adjusted EBITDA by approximately $2.3 million.
(1) Reflects LTM 6/30/2016 synergies totaling $6.2 million, which ramp up to $6.7 million within one year of closing.
(2) Greater Media 6/30/2016 Adjusted EBITDA includes $7.9 million of Pre-Closing Expense Reductions already initiated by Greater Media that will be completed in full before the transaction closes.
(3) Includes standalone Adjusted EBITDA for Beasley and Greater Media inclusive of $7.9 million of Pre-Closing Expense Reductions initiated by Greater Media that will be completed in full before the transaction closes.

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BEASLEY BROADCAST GROUP INC.

Greater Media Acquisition Catapults Beasley to One of the Leading Radio Broadcasting Groups

Top 25 Radio Broadcasting Groups, By Revenues

2015 Radio Only Revenues ($ millions)

$3,284

$1,231

$1,169

$502

$442

#9

$283$287

$252

$242$247

$221$224$224

#14

#17$145

$134

$112

$93$102

$76$76$78

$59

$48 $48$53

$32

PF

# Total (1)

45 18 3425343949721452991721232525311673556760124309454117858

Stations

Source: Company filings and BIA.

(1) Does not account for required station divestitures in Charlotte, NC.

Strong Radio Portfolio Focused on East Coast

Pro Forma Statistics

1

Markets 162

35

Owned / Operated Stations 7332

4

2

FM / AM 52 / 2151

73

25

6

8

Beasley current markets

Greater Media markets

Markets where both Beasley and Greater Media are present 63

Assets to be divested 5

Owned and Operated Radio Stations

Market # ofCo.Market# ofCo.Market# ofCo.Market# ofCo.

Market MarketMarketMarket

Rank Stations RankRankStationsRankRankStationsRankRankStations Rank

8 Atlanta, GA 2#1519Tampa, FL6#348W. Palm Beach, FL3#587Greenville, NC6#1

9 Philadelphia, PA 7#224Charlotte, NC10#153Monmouth, NJ2#3109Augusta, GA8#1

10 Boston, MA 6#231Las Vegas, NV5#360Ft. Myers, FL5#1120Morristown, NJ2#1

12 Detroit, MI 3#342Middlesex, NJ2#179Wilmington, DE1#2129Fayetteville, NC5#1

TOTAL73

The total radio market revenues across the 16 markets that Pro Forma Beasley will serve is ~$1.4 billion

Source: BIA.

Diversified Financial Profile with Strong Contribution from Attractive Markets

Greater Media transaction strengthens Philadelphia and Boston clusters and adds four new attractive markets

Beasley	GM	PF Beasley



West Palm Beach 2%
Philadelphia 2%
Atlanta 0%
Boston 0%
Wilmington 3%
Charlotte 26%
New Bern 6%
Augusta 8%
Fayetteville 8%
Fort Myers 8%
Las Vegas 11%
Tampa 26%

LTM 6/30/2016 Rev: $105.5 million[(1)]



Charlotte 9%
New Jersey 12%
Boston 34%
Detroit 13%
Philadelphia 32%

LTM 6/30/2016 Rev: $146.3 million



New Bern 3%
Wilmington 1%
West Palm Beach 1%
Augusta 3%
Atlanta 0%
Fayetteville 3%
Boston 20%
Fort Myers 4%
Las Vegas 4%
New Jersey 7%
Detroit 8%
Philadelphia 19%
Tampa 11%
Charlotte 16%

LTM 6/30/2016 Rev: $251.8 million



West Palm Beach 3%
Philadelphia 2%
Atlanta 0%
Boston 0%
Wilmington 1%
New Bern 3%
Charlotte 31%
Augusta 9%
Fayetteville 11%
Fort Myers 7%
Las Vegas 6%
Tampa 27%

LTM 6/30/2016 SOI: $31.1 million[(1)]



Charlotte 8%
New Jersey 15%
Detroit 0%
Boston 45%
Philadelphia 32%

LTM 6/30/2016 SOI: $37.4million[(2)]



New Bern 1%
Wilmington 1%
West Palm Beach 1%
Augusta 4%
Atlanta 0%
Fayetteville 5%
Boston 25%
Fort Myers 3%
Las Vegas 3%
New Jersey 8%
Philadelphia 19%
Detroit 0%
Tampa 12%
Charlotte 18%

LTM 6/30/2016 SOI: $69.9 million[(3)]

Source: Public filings, company materials.
Note: Financials exclude revenue and expenses from trade and barter.
Note: Does not account for required station divestiture in Charlotte, NC.
(1) Includes $1.8 million of addback adjustments for SBC and Property Taxes.
(2) Includes $7.9 million of Pre-Closing Expense Reductions already initiated by Greater Media that will be completed in full before the transaction closes.
(3) Includes $2.4 million of Phase II Cost Synergies and $1.0 million of Operating Expenses Reinvestment.

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BEASLEY BROADCAST GROUP INC.

Differentiated Clustering Strategy Leads to Strong Competitive Positioning

On a pro forma basis, Beasley will have an average of approximately 5 stations per market

Pro Forma Cluster Details by Market

80%+ Morristown & Middlesex, NJ

Rank: #1

Power Ratio: NA

60% Fayetteville, NC

Rank: #1

Power Ratio: 1.83

Greenville, NC

Rank: #1

Share Power Ratio: 1.52Augusta, GA

Rank: #1

40% Charlotte, NC(1)Power Ratio: 2.18

Rank: #1

Market Power Ratio: 2.22

Tampa, FL

Beasley Monmouth, NJRank: #3Philadelphia, PA

Wilmington, DE Rank: #3Ft. Myers, FLPower Ratio: 1.36Rank: #1

20% Rank: #2 Power Ratio:i : NARank: #1Power Ratio: 1.42

Power Ratio: NA Detroit, MIPower Ratio: 1.75

Rank: #3

Power Ratio: 0.98Boston, MA

Las Vegas, NVRank: #2

Rank: #3Power Ratio: 1.04

W. Palm, FLPower Ratio: 1.02

Atlanta, GARank: #5

Rank: #15Power Ratio: NA

Power Ratio: NA

0%

0 1 2345678

Number of Beasley Stations

(1) Pro forma for Charlotte station divestitures; assumes $10.6 million of lost revenue from three divested stations.

Beasley's Digital Platform is Poised for Growth

Online Presence and Streaming

- ✓ Ranked in top 10 among all radio broadcasters, with 8 million streaming sessions per month
- ✓ 6.3 million visits to 72 station websites each month
- ✓ Mobile devices account for approximately 71% of all website visits
- ✓ In 2015, online listening to stations using both desktop and mobile devices totaled 17 million unique listeners, listening for approximately 8 million hours each month

Mobile Apps

- ✓ Over 20k downloads of 72 station-branded apps per month
- ✓ Each month, approximately 3 million listeners use a Beasley and Greater Media station app to access station streams
- ✓ New, more fully-featured apps were rolled out in 2015, including an improved player with an easier user interface and the Nielsen software development kit (SDK), which allows for the measurement of online listening

Social Media

- ✓ Stations have been "liked" more than 1.9 million times on Facebook
- ✓ Nearly 360k Twitter "followers" – mainly on news and sports formats

Digital Marketing Solutions

- ✓ Provides a variety of local SMB customers with a total web marketing presence
- ✓ SEO and mobile optimized websites, hosting and listing services, social media and reputation management

Pro forma Beasley has an established digital presence with digital revenues of $13 million in 2015

Source: Beasley Management.

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BEASLEY BROADCAST GROUP INC.

Strong Financial Profile as Compared with Industry Peers

Adjusted EBITDA Margin (LTM 6/30/2016) Net Leverage (@ 6/30/2016)

26.6% 26.1% Median: 20.5%Median: 5.4x

23.9%

9.9x

20.7% 20.4%

5.4x5.4x5.5x

18.4%

15.4%4.4x

3.9x

0.5x

Pro Forma Pro Forma

Free Cash Flow(1) / Total Debt (LTM 6/30/2016) (Adj. EBITDA – Capex) / Interest Expense (LTM 6/30/2016)

17.4% 16.8% Median: 9.0%9. 9.1xMedian: 2.6x

14.9%

3.4x

3.2x

2.8x

9.4% 2.5x

8.5%

7.5%1.9x1.7x

3.9%

Pro Forma Pro Forma

Source: Comparable company information sourced from public filings and supplemental materials. Note: Emmis as of 5/31/2016.

Note: Beasley figures are pro forma post closing.

(1) Reflects $39.5 million of Free Cash Flow defined as Adjusted EBITDA less $4.0 million of Capex (calculated using annualized Q2 amount of $1.0 million) and $16.7 million of Cash Interest Expense.

Modest Leverage and Track Record of Deleveraging

Beasley’s team has a proven track record of prudent balance sheet management

Current gross leverage of 3.4x (pre-GM transaction; 2.9x net) reduced from peak leverage of 7.1x in Q2 2009

Repaid over $100 million of debt since 2007

Strong expense management, including through economic recessionary periods

Suspended dividend from 2009 to 2012

Strategic re-investment in station operations allowed BBGI to remain competitive and maintain healthy cash flow margins

Total Debt / Adjusted EBITDA at Period End

8.0x

7.1x

7.0x

6.2x 6.0x

6.0x 5.2x

5.0x 4.6x4.4x

4.0x 3.8x3.5x3.5x3.8x3.4x

3.0x

2.0x

1.0x

0.0x

2.9x

2007 20082009201020112012201320142015LTM NetPF LTM

6/30/2016Leverage6/30/2016

Total Debt (1) $191 $175$152$142$127$117$107$98$89$83$265

Cum. Debt Paydown Since 2007 $17 $39$49$64$74$84$93$102$108

Note: Financials exclude revenue and expenses from trade and barter.

(1) Excludes capital leases.

Beasley Pro Forma Operating Strategy

Immediate execution of pro forma combination synergies

Phase I and II combination synergies

Opportunity for incremental synergies, post-closing as integration is executed

Focus on core product & content offerings

?Strong hyper local brands

Attractive and diverse programming formats

Effective cross-platform advertising solutions

Increase aggregation and monetization of digital audience

Expand digital product offerings

Adopt relevant new technology

Enhance user experience

Maximize cash flow margins

Achieve operating efficiencies, including at legacy CBS Radio stations

Maintain strict expense management

Execute Detroit station reformattting

Prudent balance sheet management

Focus on achieving net leverage target

Continue anticipating and adapting to listener and advertiser needs and changes in media/advertising

Pre-Closing Expense Reductions & Combination Synergies

SECTION III

Standalone Greater Media Pre-Closing Expense Reductions

$7.9 million of annual cost savings driven primarily by headcount as well as compensation/contract expense reductions

Market LTM 6/30/2016 Annual Cost Synergies ($ in millions)

Boston $2.4

Charlotte $1.0

Detroit $1.2

New Jersey $1.4

Philadelphia $1.9

Total Annual Cost Synergies: $7.9

LTM 6/30/2016 Standalone vs. Pro Forma SOI Margin

29.4%

27.8%

25.6%

5.3% (1)

20.3%

Pro Forma Greater Media Standalone Beasley Standalone Pro Forma Beasley

Note: Analysis does not consider impact of required asset sales in Charlotte, NC ..

(1) Greater Media 6/30/2016 Adjusted EBITDA includes $7.9 million of pre-closing expense reductions already initiated by Greater Media that will be completed in full before the transaction closes.

Projected Combination Synergies

Category	Description		LTM 6/30/2016 Synergies ($ in millions)
PHASE I – CORPORATE			
Corporate Wages, Benefits, and Travel and Entertainment	▪ Elimination of executive management and duplicative corporate departments ▪ Discretionary travel and entertainment expense reductions of executive staff		$3.7
Consulting Fees and Other Corporate Expenses	▪ Elimination of consulting, legal fees and Board of Directors fees ▪ Primarily expenses for *Grapevine* staff newsletter that will be eliminated		$1.0
		Total Phase I Cost Synergies:	**$4.7**
PHASE II – STATIONS			
Benefit Savings	▪ Reduced group benefit costs per employee		$1.5
Various Consulting / Outside Labor / Local Market Synergies	▪ Eliminate duplicative research, consulting / outside labor and advertising expenses ▪ Renegotiate contracts and certain costs by leveraging greater scale		$0.9
		Total Phase II Cost Synergies:	**$2.4**
OPERATING EXPENSES REINVESTMENT			
Additional On-Air Wages	Detroit	▪ Sports station has been reformatted to a music intensive station with a Classic Hip Hop format ▪ Beasley believes additional costs are required on top of Greater Media's forecast to pay the talent for the newly formatted station	($0.3)
Additional Business Office Wages	Detroit & NJ	▪ Reconfigure Greater Media's staff to be more aligned with Beasley's	($0.1)
Miscellaneous Expense Adjustments	N/A	▪ Reinvestment in the technical department in Boston ▪ Monthly fees for adapting Greater Media stations to Beasley's accounting software fees, payroll fees and digital expenses	($0.6)
		Total Operating Expenses Reinvestment	**($1.0)**
		Total Combination Synergies	**$6.2**

Note: Analysis does not consider impact of required asset sales in Charlotte, NC.

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BEASLEY BROADCAST GROUP INC.

Timetable for Standalone Expense Reductions, Expected Combination Synergies and Incremental Expenses

($ in millions)		LTM 6/30/2016 Amount	2016E Annual Amount	Expense Reduction and Expected Synergies Achieved by Quarter Ending			
				Dec-16	Mar-17	Jun-17	Sep-17
Pre-Closing Greater Media Expense Reduction		$7.9	$7.9	100%	100%	100%	100%
Phase I Cost Synergies – Corporate	$6.2	$4.7	$5.4 (1)	100%	100%	100%	100%
Phase II Cost Synergies – Stations		$2.4	$2.4	25%	50%	75%	100%
Operating Expenses Reinvestment		($1.0)	($1.1)	25%	50%	75%	100%
Run-Rate Expense Reduction and Cost Synergies Realized		**$14.1**	**$14.6**	**$13.6**	**$14.0**	**$14.3**	**$14.6**
Post-Closing One-Time Costs (Quarter Ended)				**($4.2)**	**($2.3)**	**($1.7)**	**($1.0)**

Vast majority of expense reductions and combination synergies expected to be achieved at closing with remainder executed within 12 months of closing

(1) Corporate synergies ramp up from $4.7 million for LTM 6/30/2016 to $5.4 million for 2016E due to an increase in expenses that were added to corporate in 2016 (particularly in 2H'16) which are included in total synergies.

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BEASLEY BROADCAST GROUP INC.

Industry Observations

SECTION IV

Attractive Radio Industry Fundamentals

Radio remains a highly relevant medium for local advertisers

Engaged audience base
Radio is the #1 reach medium in the U.S., reaching ~97% of American adults monthly (1)

Steady and significant source of daily media exposure
American adults listen to nearly 2.0 hours radio each day (1)

Cross platform supremacy
Seamless cross platform media solutions on-air, online, onsite and on-demand

Positively impacts bottom line sales
Average payback per $1 investment is $8 across key categories (2)

Highest programming share of any audio option
Radio programming's 59.8 share of listening is by far the highest of all other audio options, including satellite radio (14.4), digital players (10.5) and iPod/MP3 (7.7)

Commuters provide an accessible and captive audience
The average urban commuter spends ~42 hours a year stuck in traffic jams (up from ~16 hours in 1982), while new car buyers average 18.9 hours per week of radio listening (compared to 15.7 hours in 2011) and ~95% of new car buyers listen to radio (3)

Cost effective option with short sales cycles
Low cost for high reach and real-time feedback remains an extremely attractive value proposition for local advertisers in today's fragmented media landscape

The medium used closest to the point of purchase
Radio is the "the last word" for advertisers reaching the most consumers right before they shop (4)

"In an increasingly digital world, audio and out-of-home advertising still dominate in terms of influencing consumer purchase habits across different stages, categories and targets."
- Helen Katz, Senior VP/Research Director at Publicis Media, June 2016

"The importance of consumer engagement with audio and OOH media prior to and during the purchase journey is extremely clear. There is a strong relationship between consumption of these media and consumer consideration, decision-making, and purchase, across all categories."
- Starcom MediaVest Group, June 2016

(1) Source: Nielsen Total Audience Report Q1 2016. Represents Adults P18+.
(2) Source: Nielsen and Katz Radio Group 2015.
(3) Source: J.D. Power 2016 U.S. Automotive Media and Marketing Report; Texas Transportation Institute 2015.
(4) Source: Nielsen, Radio Advertising Bureau, Arbitron and USA TouchPoints.

25

BEASLEY BROADCAST GROUP INC.

Projected Radio Industry Revenues

Radio Station Industry Revenues 2015-2024E

($ in billions)



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
CAGR: 1.3%
$17.3
$17.5
$17.6
$17.7
$18.0
$18.4
$18.6
$19.0
$19.2
$19.5
$2.0 $2.2 $2.3 $2.4 $2.5 $2.6 $2.8 $2.9 $3.1 $3.2
$1.1 $1.1 $1.2 $1.3 $1.4 $1.4 $1.5 $1.5 $1.6 $1.7
$10.6 $10.5 $10.4 $10.3 $10.4 $10.5 $10.5 $10.6 $10.6 $10.7
$2.7 $2.7 $2.7 $2.7 $2.7 $2.8 $2.8 $2.8 $2.8 $2.9
$1.0 $1.0 $1.0 $1.0 $1.0 $1.0 $1.0 $1.1 $1.1 $1.1
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
CAGR
2015 - 2024
5.3%
5.2%
0.2%
0.8%
0.6%
Network
National Spot
Local/Retail
Digital
Non Traditional Revenue (1)

Source: Per SNL Radio/TV Station 2015 Annual Outlook

(1) Includes radio station music concerts, live appearances, promotions, marketing and merchandising revenue.

26

BEASLEY BROADCAST GROUP INC.

Historical Financial Overview

SECTION V

Beasley Financial Performance

Revenue

($ in millions)


$110.1
$107.9
$101.9
$105.5
2013A
2014A
2015A
LTM 6/30/2016A

$0.2	**$2.0**	**$0.2**	**$1.0**

Poltical Revenue ($ in millions)

SOI

($ in millions)


$33.3
$33.0
$30.5
$31.1
30.3%
30.6%
29.9%
29.4%
2013A
2014A
2015A
LTM 6/30/2016A
Beasley SOI
% Margin

Adjusted EBITDA[(1)]

($ in millions)


$26.6
$26.3
$23.7
$24.3
24.2%
24.4%
23.2%
23.0%
2013A
2014A
2015A
LTM 6/30/2016A
Adjusted EBITDA
% Margin

Capital Expenditures

($ in millions)


$2.8
$3.0
$2.1
$2.7
2.5%
2.8%
2.1%
2.5%
2013A
2014A
2015A
LTM 6/30/2016A
Beasley CAPEX
% Revenue

Source: Company materials.

Note: Financials exclude revenue and expenses from trade and barter; Pro Forma for CBS transaction.

Note: Differences between reported Revenue and SOI and presented Revenue and SOI are due to net trade expenses, corporate underfunded expenses, CBS pro forma data in 2013 and 2014, tax add backs, Corporate digital revenue, Corporate wages booked on stations and station eliminations as reconciled on page 42 within the Appendix.

(1) Adjusted EBITDA defined as SOI less general and administrative expenses.

28

BEASLEY BROADCAST GROUP, INC.

Beasley Historical Financial Performance Detail

2014A – LTM 6/30/2016 Revenue Evolution

($ in millions)



$107.9
($1.7)
($3.0)
($1.0)
($0.4)
$101.9
$0.8
$3.2
($0.4)
$105.5
2014A Revenue
Political Revenue
CBS Corporate
Charlotte / Tampa (Organic)
Other Markets
2015A Revenue
Political Revenue
Charlotte / Tampa (Organic)
Other Markets
LTM 6/30/2016 Revenue

2014A – LTM 6/30/2016 Adjusted EBITDA Evolution

($ in millions)



$26.3
($1.6)
($3.0)
$2.8
($1.2)
$0.4
$23.7
$0.7
$1.2
($0.9)
($0.4)
$24.3
2014A Adj. EBITDA
Political SOI
CBS Corporate
Charlotte / Tampa (Organic)
Other Markets
Corp. and Other
2015A Adj. EBITDA
Political SOI
Charlotte / Tampa (Organic)
Other Markets
Corp. and Other
LTM 6/30/2016 Adj. EBITDA

Commentary

2015 Results:

- Loss of political contributed to declines in revenue and Adjusted EBITDA of $1.7 million and $1.6 million, respectively, with more than 50% of those coming from the Tampa and Charlotte markets
- Acquired Tampa and Charlotte markets from CBS in December 2014 (2014 presented on PF basis); $3.0 million of CBS corporate revenue and Adjusted EBITDA historically allocated to those markets discontinued under Beasley ownership
- Topline pressure from increased competition in Tampa and Charlotte and 20% reduction of inventory offset by headcount reductions and expense management which led to increase in Adjusted EBITDA
- In Beasley's existing markets, gains in Fort Myers (improved sales management efficiency) and Augusta (strong performance of Guitar Pool live event) were offset by declines in Las Vegas (ratings declines due to increased competition) and Wilmington (management changes and decreasing market revenue)

LTM 6/30/2016 Results:

- Political revenue contributed to increases in revenue and Adjusted EBITDA of $0.8 million and $0.7 million, respectively
- Strong performance improvement in former CBS assets:
  - 20% reduction in inventory has led to ratings increase
  - Investment in market research and changes to programming contributing to improving rankings
- In Beasley's existing markets, gains in Fayetteville (improved ratings and positive change in sales management) were offset by declines in Las Vegas (continued impact from competition, although improving) and Wilmington (continued impact from management change and ratings challenges, although improving)

29

BEASLEY BROADCAST GROUP INC.

Greater Media Financial Performance

Revenue SOI

($ in millions) ($ in millions)

$145.1 $144.7 $144.9$146.3

$37.4

$26.4$28.9$30.3$7.9

25.6%

18.2%20.0%20.9%

2013A 2014A 2015ALTM 6/30/2016A2013A2014A2015ALTM 6/30/2016A

$- $1.2 $0.2$0.9SOIPre-Closing Expense Reductions % Margin

Poltical Revenue ($ in millions)

Adjusted EBITDA(1) Capital Expenditures

($ in millions) ($ in millions)

$29.7

$23.4$7.9

$21.4 $3.1

$18.7 $2.8

20.3%$2.5

14.8% 16.1%$2.1

12.9% 2.1%

1.9%1.7%1.4%

2013A 2014A 2015ALTM 6/30/2016A2013A2014A2015ALTM 6/30/2016A

Pre-Closing Expense Reductions Adjusted EBITDA % MarginCapex% Revenue

Source: Company materials.

Note: Financials exclude revenue and expenses from trade and barter.

Note: Greater Media financials exclude all transaction-related adjustments.

(1) Adjusted EBITDA defined as SOI less general and administrative expenses.

Historical Combined Financial Performance

Revenue


($ in millions)
$255.2
$252.6
$246.7
$251.8
$145.1
$144.7
$144.9
$146.3
$110.1
$107.9
$101.9
$105.5
2013A
2014A
2015A
PF LTM 6/30/2016A
BBGI
GM

$0.2	$3.2	$0.5	$1.9
Poltical Revenue ($ in millions)			

SOI


($ in millions)
$69.9 (1)
$68.5
$59.8
$62.0
$60.8
$37.4
$26.4
$28.9
$30.3
27.8%
23.4%
24.8%
23.9%
$33.3
$33.0
$30.5
$31.1
2013A
2014A
2015A
PF LTM 6/30/2016A
BBGI
GM
% Margin
Combination Synergies

Adjusted EBITDA[(2)]


($ in millions)
$60.1 (1)
$54.0
$45.3
$47.7
$47.1
$29.7
$18.7
$21.4
$23.4
23.9%
17.7%
18.9%
19.1%
$26.6
$26.3
$23.7
2013A
2014A
2015A
PF LTM 6/30/2016A
BBGI
GM
% Margin
Combination Synergies

Capital Expenditures


($ in millions)
$5.5
$5.2
$4.7
$4.7
$2.5
$3.1
$2.1
$2.1
2.2%
2.1%
1.9%
1.9%
$3.0
$2.1
$2.7
$2.7
2013A
2014A
2015A
PF LTM 6/30/2016A
BBGI
GM
% Revenue

Source: Company materials.

Note: Financials exclude revenue and expenses from trade and barter.

(1) Includes $2.4 million of Phase II Cost Synergies and $1.0 million of operating expenses reinvestment.(Greater Media SOI and Adjusted EBITDA includes of pre-closing expense reductions already initiated by Greater Media that will be completed in full before the transaction closes).

(2) Pro Forma for CBS transaction; Adjusted EBITDA defined as SOI less general and administrative expenses.

31

BEASLEY BROADCAST GROUP INC.

Appendix

Adjusted EBITDA Reconciliation

LTM

Beasley Notes 2015 6/30/2016

($ in millions)

Net Income $6.4 $6.8

Income and Other Taxes 4.8 5.5

Depreciation and Amortization 3.8 3.5

Net Trade Expense(1) 0.1 0.1

Other Income(0.9)(0.6)

Impairment Loss(2) 3.5 3.5

Radio Station Exchange Transaction Cost 0.3 -

Loss on Modification of Long-Term Debt 0.6 0.6

Net Interest Expense 4.0 4.0

Stock-Based Compensation 1.1 0.9

Adjusted EBITDA $23.7 $24.3

LTM

Greater Media Notes 2015 6/30/2016

($ in millions)

Net Income($37.2)($79.4)

Income tax provision(0.2)(1.1)

Net Interest Expense 5.2 5.0

Depreciation and Amortization 3.8 3.6

Other Income / Expense(0.4) 1.5

Impairment Charge(3) 53.7 91.4

Gain (loss) on sale(0.8) 0.0

Severance Expense—1.4

Out of Period Adjustments—0.1

Net Trade Expense(1) 0.3 0.3

Subtotal $24.4 $22.9

Less: Publishing Division EBITDA (Loss)(4)(0.3)(0.5)

Less: Communications Division EBITDA(5) 1.3 1.5

Pre-Closing Expense Reductions—7.9

Adjusted EBITDA $23.4 $29.7

Commentary

1•	Net difference between trade and barter non-cash revenue and associated non-cash expenses

2•	Reflects non-cash goodwill impairment loss related to Wilmington

3• Impairment charge recognized as a result of valuing its FCC license assets in the Charlotte, Detroit, New jersey and Philadelphia markets

4•	Publishing Division to be dissolved
5•	Communications Division (Radio Towers) will be separated and sold for the benefit of Greater Media shareholders

Beasley Station Portfolio Detail

($ in 000's)

Market Name	Market Rank	2015 Market Revenue	Total Stations (AM / FM)	Beasley Stations (AM / FM)	Beasley Call Signs	Beasley Market Share[(1)]
Atlanta, GA	8	$235,400	75 (47 / 28)	2 (2 / 0)	WAEC-AM; WWWE-AM	0.4%
Philadelphia, PA	9	$223,900	42 (24 / 18)	3 (3 / 0)	WTEL-AM; WTMR-AM; WWDB-AM	4.1%
Boston, MA	10	$248,700	60 (38 / 22)	1 (1 / 0)	WRCA-AM	0.2%
Tampa, FL	19	$118,900	44 (24 / 20)	6 (1 / 5)	WQYK-FM; WRBQ-FM; WLLD-FM; WYUU-FM; WBRN-FM; WHFS-AM	26.9%
Charlotte, NC	24	$87,800	53 (34 / 19)	7 (2 / 5)	WBAV-FM; WSOC-FM; WKQC-FM; WNKS-FM; WPEG-FM; WFNZ-AM; WBCN-AM	34.7%
Las Vegas, NV	31	$69,300	45 (15 / 30)	5 (1 / 4)	KKLZ-FM; KOAS-FM; KCYE-FM; KVGS-FM; KDWN-AM	20.0%
West Palm Beach, FL	48	$42,500	28 (16 / 12)	3 (3 / 0)	WSBR-AM, WWNN-AM; WHSR-AM	4.1%
Ft. Myers, FL	60	$33,200	30 (10 / 20)	5 (1 / 4)	WXKB-FM; WJPT-FM; WRXK-FM; WJBX-AM; WWCN-FM	24.0%
Wilmington, DE	79	$18,200	10 (4 / 6)	1 (0 / 1)	WJBR-FM	23.9%
Greenville, NC	87	$17,200	42 (18 / 24)	6 (1 / 5)	WIKS-FM; WNCT-FM; WSFL-FM; WMGV-FM; WXNR-FM; WNCT-AM	46.9%
Augusta, GA	109	$18,200	28 (9 / 19)	8 (2 / 6)	WKXC-FM;WGAC-AM; WDRR-FM; WHHD-FM; WGUS-FM; WCHZ-FM; WRDW-AM; WGAC-FM	41.6%
Fayetteville, NC	129	$16,200	18 (7 / 11)	5 (1 / 4)	WKML-FM; WZFX-FM; WFLB-FM; WUKS-FM; WAZZ-AM	56.0%

Note: Market rank based on Nielsen radio markets.
Note: Excludes Transmitters.
(1) Based on BIA Kelsey.

34

BEASLEY BROADCAST GROUP INC.

Greater Media Station Portfolio Detail

($ in 000's)

Market Name	Market Rank	2015 Market Revenue	Total Stations (AM / FM)	GM Stations (AM / FM)	GM Call Signs	Market Share[(1)]
Philadelphia, PA	9	$223,900	42 (24 / 18)	4 (0 / 4)	WMMR-FM; WMGK-FM; WBEN-FM; WPEN-FM	22.4%
Boston, MA	10	$248,700	60 (38 / 22)	5 (0 / 5)	WMJX-FM; WKLB-FM; WROR-FM; WBOS-FM; WBQT-FM	22.4%
Detroit, MI	12	$175,300	40 (18 / 22)	3 (0 / 3)	WRIF-FM; WCSX-FM; WMGC-FM	14.6%
Charlotte, NC	24	$87,800	53 (34 / 19)	3 (1 / 2)	WBT-AM; WLNK-FM; WBT-FM	19.1%
Middlesex, NJ	42	$9,200	5 (3 / 2)	2 (1 / 1)	WMGQ-FM; WCTC-AM	82.9%
Monmouth, NJ	53	$29,500	12 (3 / 9)	2 (0 / 2)	WRAT-FM; WJRZ-FM	24.8%
Morristown, NJ	120	$6,500	4 (3 / 1)	2 (1 / 1)	WDHA-FM; WMTR-AM	97.3%

Note: Market rank based on Nielsen radio markets.
(1) Based on BIA Kelsey.

35

BEASLEY BROADCAST GROUP, INC.

Beasley Management

Beasley

Name Role Biography

Tenure (Yrs)

Founded the Company in 1961

Previously held positions as CEO, President, Vice President, member of the Board of Directors at North

Chairman / Carolina Association of Broadcasters (NCAB)

George G. Beasley 55

Founder Served on the Board of Trustees of Appalachian State University

Recipient of numerous awards including Radio Ink magazine’s “Forty Most Powerful People in Radio”

Recipient of the Broadcasters’ Foundation’s prestigious Broadcast Pioneer Award

Former Chairman of the radio board of National Association of Broadcasters (NAB)

Trustee of the NAB Political Action Committee

Honored by Radio Ink magazine as one of the “Forty Most Powerful People in Radio” in 2011 and 2012,

Interim CEO, and 2016

Caroline Beasley Executive Vice 33 Recipient of Radio Ink’s “Most Influential Women in Radio” award, annually since 2003

President / CFO

Member of the Board of Directors of Broadcast Music, Inc. (BMI)

Member of the North Carolina Association of Broadcasters/NCAB

2016 recipient of the NCAB Distinguished Service Award

Previously served in various capacities including General Sales Manager, General Manager of a major market radio station and as Vice President of Operations

Bruce G. Beasley President 41 Member of Board of Directors of the Radio Advertising Bureau

Member of NAB

Served in various management roles, including General Sales Manager and General Manager of numerous radio stations in both mid- and large-size markets

Brian E. Beasley COO 34 Previously served as Vice President of Operations and Executive Vice President of Operations

Prior President of Piedmont Radio Association and former Director of the NCAB

Member of the Radio Advertising Bureau, NAB

Joined Beasley Broadcast Group, Inc. as Corporate Controller

Marie Tedesco VP of Finance 25 Promoted to BBGI Vice President of Finance

Launched her radio career in Los Angeles, working with Radio & Records, Inc., Westwood One and NBC

Radio Network

36

Non-GAAP Reconciliations

Beasley Historical Station Operating Income

2013 – LTM 6/30/2016 Calculation of SOI as Presented

($ in millions)

2013 2014 2015 LTM 6/30/2016

Reported SOI (Per 8-K) $37.9 $33.2 $30.3 $31.1

Trade Revenue (4.3) (3.7) (3.7) (4.1) Trade Expenses 4.0 3.9 3.8 4.2 Stock-based Compensation 0.7 1.3 1.1 0.9 CBS Pro Forma (3.9) 0.1 0.0 0.0 Intercompany Expenses (1.0) (1.4) (1.4) (1.5) Net Other 0.0 (0.5) 0.3 0.3

SOI As Presented $33.3 $33.0 $30.5 $31.1

Source: Company materials.

Beasley Historical Adjusted EBITDA Reconciliation

2007 – 2015 Net Income to Adjusted EBITDA Reconciliation

($ in millions)

As Reported PF For CBS Swap

2007 2008 2009 2010 2011 2012 2013 2014 2015

Net Income $4.8($30.5) $3.4 $8.0 $10.1 $11.0 $11.7 $40.0 $6.4

Income Tax Expense (Benefit) 3.5(18.1) 3.9 5.3 6.7 7.2 7.0 29.9 3.6

Other Income (Expense), Net(0.6) 0.0(0.3)(0.4)(0.2) 0.2(0.1) 0.0(0.9)

Loss on Extinguishment of Long-term Debt 0.4—0.5 — 2.6 1.3 0.0 0.6

Interest Expense 13.8 9.0 10.1 10.0 7.4 6.5 7.1 4.4 4.0

Net Gain on Sale or Disposal of Assets —(1.5) — —(54.3) -

Impairment Loss 2.2 62.5 — — — 3.5

Depreciation and Amortization 3.1 3.0 2.9 2.7 2.4 2.1 2.2 2.5 3.8

Employee Termination Expenses — — ——0.5 -

Radio Station Exchange Transaction Costs — — ——1.3 0.3

LMA Fees 0.2 — — — —

Beats Settlement — — — -(0.5) -

CBS Pro Forma — — —(3.9) 0.1 -

Tax Add-back 0.8 0.9 0.8 0.8 0.8 0.8 0.8 0.9 1.0

Other Adjustments 0.3 0.6 0.9 0.2 0.2 0.5 0.1(0.1) 0.1

Stock-based Compensation 2.4 1.6 1.0 0.7 0.6 0.4 0.7 1.3 1.1

Trade Expenses — 3.7 3.6 3.6 3.3 4.0 3.9 3.8

Trade Revenue —(4.2)(3.7)(4.0)(3.7)(4.3)(3.7)(3.7)

Adjusted EBITDA $30.7 $28.9 $21.3 $27.1 $27.5 $30.9 $26.6 $26.3 $23.7

Source: Company materials.

39

Beasley Historical Net Revenue to Net Income Reconciliation

2007 – 2015 Net Revenue to Net Income Reconciliation

($ in millions)

	2007	2008	2009	2010	2011	2012	2013	2014	2015
Net Revenue	$133.9	$121.4	$96.7	$98.0	$97.7	$100.2	$104.9	$101.3	$105.9
Operating Expenses:									
Station Operating Expenses	96.5	86.7	70.0	64.6	63.3	62.5	67.0	68.1	75.6
LMA Fees	0.2	-	-	-	-	-	-	-	-
Corporate General and Administrative Exper	10.2	9.0	7.6	7.9	8.0	8.1	8.6	8.9	9.0
Radio Station Exchange Rransaction Costs	-	-	-	-	-	-	-	1.3	0.3
Employee Termination Expenses	-	-	-	-	-	-	-	0.5	-
Other Operating Expenses	-	-	-	-	-	-	0.2	-	-
Depreciation and Amortization	3.1	3.0	2.9	2.7	2.4	2.1	2.2	2.5	3.8
Impairment Loss	2.2	62.5	-	-	-	-	-	-	3.5
Net Gain on Sale or Disposal of Assets	-	-	(1.5)	-	-	-	-	(54.3)	-
Total Operating Expenses	$112.1	$161.2	$79.0	$75.1	$73.8	$72.7	$78.1	$27.0	$92.3
Operating Income	**$21.8**	**($39.7)**	**$17.7**	**$22.9**	**$23.9**	**$27.5**	**$26.8**	**$74.3**	**$13.6**
Non-operating income (expense):									
Interest Expense	(13.8)	(9.0)	(10.1)	(10.0)	(7.4)	(6.5)	(7.1)	(4.4)	(4.0)
Loss on Extinguishment of Long-Term Debt	(0.4)	-	(0.5)	-	-	(2.6)	(1.3)	(0.0)	(0.6)
Other Income (Expense), Net	0.6	(0.0)	0.3	0.4	0.2	(0.2)	0.1	(0.0)	0.9
Income Before Income Taxes	$8.3	($48.7)	$7.4	$13.3	$16.8	$18.3	$18.6	$69.9	$10.0
Income Tax Expense	3.5	(18.1)	3.9	5.3	6.7	7.2	7.0	29.9	3.6
Net Income	**$4.8**	**($30.5)**	**$3.4**	**$8.0**	**$10.1**	**$11.0**	**$11.5**	**$40.0**	**$6.4**

Source: Company materials.

40

BEASLEY BROADCAST GROUP INC.

Beasley Historical Net Revenue to Adjusted EBITDA Reconciliation

2007 – 2015 Net Revenue to Adjusted EBITDA Reconciliation

($ in millions)

2007 2008 2009 2010 2011 2012 2013 2014 2015

Net Revenue $133.9 $121.4 $96.7 $98.0 $97.7 $100.2 $104.9 $101.3 $105.9

Trade Revenue —(4.2)(3.7)(4.0)(3.7)(4.3)(3.7)(3.7)

Station Operating Expenses(96.5)(86.7)(70.0)(64.6)(63.3)(62.5)(67.0)(68.1)(75.6)

Trade Expenses — 3.7 3.6 3.6 3.3 4.0 3.9 3.8

Corporate G&A Expenses(10.2)(9.0)(7.6)(7.9)(8.0)(8.1)(8.6)(8.9)(9.0)

Stock-based Compensation 2.4 1.6 1.0 0.7 0.6 0.4 0.7 1.3 1.1

Other Adjustments 0.3 0.6 0.9 0.2 0.2 0.5 0.1(0.1) 0.1

Tax Add-back 0.8 0.9 0.8 0.8 0.8 0.8 0.8 0.9 1.0

CBS Pro Forma — — —(3.9) 0.1 -

Beats Settlement — — — -(0.5) -

Adjusted EBITDA $30.7 $28.9 $21.3 $27.1 $27.5 $30.9 $26.6 $26.3 $23.7

Source: Company materials.

41

Beasley Historical Net Revenue to SOI Reconciliation

2013 – 2015 Net Revenue to SOI Reconciliation

($ in millions)

2013 2014 2015

Net Revenue $104.9 $101.3 $105.9

Trade Revenue(4.3)(3.7)(3.7)

Station Operating Expenses(67.0)(68.1)(75.6)

Trade Expenses 4.0 3.9 3.8

Stock-based Compensation 0.7 1.3 1.1

Other Adjustments 0.1(0.1) 0.1

Beats Settlement -(0.5) -

Corporate Underfunded Expenses(0.1)(0.5)(0.1)

CBS Pro Forma(3.9) 0.1 -

Tax Add Back 0.8 0.9 1.0

Station Eliminations(1.0)(1.4)(1.4)

Corporate Digital Revenue 0.0(0.0)(0.4)

Corporate Wage Booked on Stations(0.8)(0.4)(0.4)

SOI $33.3 $33.0 $30.5

Source: Company materials.

42

Beasley Historical Adjusted EBITDA to Net Income Reconciliation and Leverage Ratios

2007 – 2015 Adjusted EBITDA to Net Income Reconciliation and Historical Leverage Ratios

($ in millions)

	2007	2008	2009	2010	2011	2012	2013	2014	2015
Adjusted EBITDA	$30.7	$28.9	$21.3	$27.1	$27.5	$30.9	$26.6	$26.3	$23.7
Trade revenue	-	-	4.2	3.7	4.0	3.7	4.3	3.7	3.7
Trade expenses	-	-	(3.7)	(3.6)	(3.6)	(3.3)	(4.0)	(3.9)	(3.8)
Stock-based compensation	(2.4)	(1.6)	(1.0)	(0.7)	(0.6)	(0.4)	(0.7)	(1.3)	(1.1)
Other adjustments	(0.3)	(0.6)	(0.9)	(0.2)	(0.2)	(0.5)	(0.1)	0.1	(0.1)
Tax add back	(0.8)	(0.9)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	(0.9)	(1.0)
CBS proforma	-	-	-	-	-	-	3.9	(0.1)	-
Beats settlement	-	-	-	-	-	-	-	0.5	-
LMA fees	(0.2)	-	-	-	-	-	-	-	-
Radio station exchange transaction costs	-	-	-	-	-	-	-	(1.3)	(0.3)
Employee termination expenses	-	-	-	-	-	-	-	(0.5)	-
Depreciation and amortization	(3.1)	(3.0)	(2.9)	(2.7)	(2.4)	(2.1)	(2.2)	(2.5)	(3.8)
Impairment loss	(2.2)	(62.5)	-	-	-	-	-	-	(3.5)
Net gain on sale or disposal of assets	-	-	1.5	-	-	-	-	54.3	-
Interest expense	(13.8)	(9.0)	(10.1)	(10.0)	(7.4)	(6.5)	(7.1)	(4.4)	(4.0)
Loss on extinguishment of long-term debt	(0.4)	-	(0.5)	-	-	(2.6)	(1.3)	(0.0)	(0.6)
Other income (expense), net	0.6	(0.0)	0.3	0.4	0.2	(0.2)	0.1	(0.0)	0.9
Income tax expense (benefit)	(3.5)	18.1	(3.9)	(5.3)	(6.7)	(7.2)	(7.0)	(29.9)	(3.6)
Net income	**$4.8**	**($30.5)**	**$3.4**	**$8.0**	**$10.1**	**$11.0**	**$11.7**	**$40.0**	**$6.4**

	2007	2008	2009	2010	2011	2012	2013	2014	2015
Total debt	$191	$175	$152	$142	$127	$117	$107	$98	$89
Adjusted EBITDA	30.7	28.9	21.3	27.1	27.5	30.9	30.5	27.6	23.7
Total Debt / Adjusted EBITDA	**6.2x**	**6.0x**	**7.1x**	**5.2x**	**4.6x**	**3.8x**	**3.5x**	**3.5x**	**3.8x**

Source: Company materials.

43

BEASLEY BROADCAST GROUP INC.

Beasley Standalone LTM 6/30/2016 Net Revenue to Net Income Reconciliation

LTM Net Revenue to Net Income

($ in millions)

Year Six Months Six Months LTM

Ended Ended Ended Ended

12/31/2015 06/30/2015 06/30/2016 06/30/2016

Net revenue $105.9($51.3) $55.2 $109.9

Operating expenses:

Station operating expenses 75.6(36.6) 39.7 78.8

Corporate general and administrative expen 9.0(4.7) 4.9 9.2

Radio station exchange transaction costs 0.3(0.3) —

Depreciation and amortization 3.8(2.0) 1.7 3.5

Impairment loss 3.5 — 3.5

Total operating expenses $92.3($43.6) $46.3 $95.0

Operating income $13.6($7.7) $8.9 $14.9

Non-operating income (expense): -

Interest expense(4.0) 1.9(1.9)(4.0)

Loss on extinguishment of long-term debt(0.6) —(0.6)

Other income (expense), net 0.9(0.5) 0.2 0.6

Income before income taxes $10.0($6.3) $7.2 $11.0

Income tax expense 3.6(2.4) 3.0 4.2

Net income $6.4($3.8) $4.3 $6.8

Source: Company materials.

44

Beasley LTM 6/30/2016 Standalone Reconciliations

($ in millions)

Net Revenue to Adjusted EBITDA

LTM 06/30/2016

Net Revenue $109.9

Trade Revenue(4.1)

Station Operating Expenses(78.8)

Trade Expenses 4.2

Corporate G&A Expenses(9.2)

Stock-based Compensation 0.9

Other Adjustments 0.2

Tax Add-backs 1.1

Adjusted EBITDA $24.3

Adjusted EBITDA margin 23.0%

Net Revenue to SOI

LTM 06/30/2016

Net Revenue $109.9

Trade Revenue(4.1)

Station Operating Expenses(78.8)

Trade Expenses 4.2

Stock-based Compensation 0.9

Other Adjustments 0.2

Tax Add-back 1.1

Station Eliminations(1.5)

Corporate Digital Revenue(0.4)

Corporate Wages Booked on Stations(0.4)

Other Expenses(0.2)

SOI $31.1

Margin 29.3%

Adjusted EBITDA to Net Income

LTM 06/30/2016

Adjusted EBITDA $24.3

Trade Revenue 4.1

Trade Expenses(4.2)

Stock-based Compensation(0.9)

Other Adjustments(0.2)

Tax Add-back(1.1)

Depreciation and Amortization(3.5)

Impairment Loss(3.5)

Interest Expense(4.0)

Loss on Extinguishment of Long-term Debt(0.6)

Other Income (Expense), Net 0.6

Income Tax Expense (Benefit)(4.2)

Net income $6.8

Source: Company materials.

SOI to Net Income

LTM 06/30/2016

SOI $31.1

Corporate Overhead(6.7)

Trade Revenue 4.1

Trade Expenses(4.2)

Stock-based Compensation(0.9)

Other Adjustments(0.2)

Tax Add-back(1.1)

Depreciation and Amortization(3.5)

Impairment Loss(3.5)

Interest Expense(4.0)

Loss on Extinguishment of Long-term Debt(0.6)

Other Income (Expense), Net 0.6

Other Expenses(0.0)

Income Tax Expense (Benefit)(4.2)

Net income $6.8

Greater Media 2013 – 2015 Historical Reconciliations

($ in millions)

Net Revenue to Net Income

2013 2014 2015

Net Revenue $151.4 $151.6 $150.9

Operating Expenses:

Station Operating Expenses 124.9 122.9 120.8

Corporate G&A Expenses 7.8 7.5 6.9

Depreciation and Amortization 5.4 4.9 3.5

Impairment Loss — 52.2

Total Operating Expenses $138.0 $135.4 $183.4

Operating Income $13.4 $16.2($32.6)

Non-operating Income (Expense):

Interest Expense(2.8)(2.8)(2.8)

Other Income (Expense), Net 0.0 0.1(0.0)

Income Before Income Taxes $10.6 $13.5($35.4)

Income Tax Expense 0.4 0.4 0.4

Net income $10.2 $13.1($35.8)

Net Revenue to Adjusted EBITDA

2013 2014 2015

Net Revenue $151.4 $151.6 $150.9

Trade Revenue(6.3)(6.9)(6.0)

Station Operating Expenses(124.9)(122.9)(120.8)

Trade Expenses 6.2 7.2 6.3

Corporate G&A Expenses(7.8)(7.5)(6.9)

Adjusted EBITDA $18.7 $21.4 $23.4

Source: Company materials.

46

Greater Media 2013 – 2015 Historical Reconciliations Continued

Net Revenue to Net Income

($ in millions)

2013 2014 2015

Net Revenue $151.4 $151.6 $150.9

Operating Expenses:

Station Operating Expenses 124.9 122.9 120.8

Corporate G&A Expenses 7.8 7.5 6.9

Depreciation and Amortization 5.4 4.9 3.5

Impairment Loss — 52.2

Total Operating Expenses $138.0 $135.4 $183.4

Operating Income $13.4 $16.2($32.6)

Non-operating Income (Expense):

Interest Expense(2.8)(2.8)(2.8)

Other Income (Expense), Net 0.0 0.1(0.0)

Income Before Income Taxes $10.6 $13.5($35.4)

Income Tax Expense 0.4 0.4 0.4

Net income $10.2 $13.1($35.8)

Net Revenue to Adjusted EBITDA

($ in millions) 2013 2014 2015

Net Revenue $151.4 $151.6 $150.9

Trade Revenue(6.3)(6.9)(6.0)

Station Operating Expenses(124.9)(122.9)(120.8)

Trade Expenses 6.2 7.2 6.3

Corporate G&A Expenses(7.8)(7.5)(6.9)

Adjusted EBITDA $18.7 $21.4 $23.4

Source: Company materials.

47

Greater Media 2013 – 2015 Historical Reconciliations Continued

Net Revenue to SOI

($ in millions)

2013 2014 2015

Net Revenue $151.4 $151.6 $150.9

Trade Revenue (6.3) (6.9) (6.0) Station Operating Expenses (124.9) (122.9) (120.8) Trade Expenses 6.2 7.2 6.3

SOI $26.4 $28.9 $30.3

Adjusted EBITDA to Net Income

($ in millions)

2013 2014 2015

Adjusted EBITDA $18.7 $21.4 $23.4

Trade Revenue 6.3 6.9 6.0 Trade Expenses (6.2) (7.2) (6.3) Depreciation and Amortization (5.4) (4.9) (3.5) Impairment Loss — (52.2) Interest Expense (2.8) (2.8) (2.8) Other Income (Expense), Net 0.0 0.1 (0.0) Income Tax Expense (Benefit) (0.4) (0.4) (0.4)

Net income $10.2 $13.1 ($35.8)

Source: Company materials.

Greater Media LTM 6/30/2016 Net Revenue to Net Loss Reconciliation

LTM Net Revenue to Net Loss

($ in millions)

Year Six Months Six Months LTM

Ended Ended Ended Ended

12/31/2015 06/30/2015 06/30/2016 06/30/2016

Net Revenue $150.9($71.7) $74.0 $153.2

Operating Expenses:

Station Operating Expenses 120.8(59.6) 62.9 124.1

Corporate G&A Expenses 6.9(3.5) 4.3 7.8

Employee Termination Expenses — 1.4 1.4

Depreciation and Amortization 3.5(1.9) 1.8 3.4

Impairment Loss 52.2—37.7 89.9

Total Operating Expenses $183.4($64.9) $108.0 $226.5

Operating loss($32.6)($6.7)($34.0)($73.3)

Non-operating Income (Expense): -

Interest Expense(2.8) 1.4(1.4)(2.8)

Other Income (Expense), Net(0.0)(0.0) 0.0(0.0)

Loss Before Income Taxes($35.4)($5.3)($35.4)($76.1)

Income Tax Benefit 0.4(0.2)(0.6)(0.5)

Net Loss($35.8)($5.0)($34.8)($75.6)

Source: Company materials.

49

Greater Media 2015 and LTM 6/30/2016 Net Revenue to SOI Reconciliation

2015 and LTM 6/30/2016 Net Revenue to SOI

($ in millions)

2015 LTM 6/30/2016

Net Revenue $150.9 $153.2

Trade Revenue(6.0)(6.9)

Station Operating Expenses(120.8)(124.1)

Trade Expenses 6.3 7.3

Corporate G&A Expenses(6.9)(7.8)

Pre-closing Expense Reductions—7.9

Adjusted EBITDA $23.4 $29.7

Adjusted EBITDA Margin 16.1% 20.3%

Adjusted EBITDA $23.4 $29.7

Corporate Overhead 6.9 7.8

SOI $30.3 $37.4

SOI margin 20.9% 25.6%

Source: Company materials.

50

Greater Media LTM 6/30/2016 Adjusted EBITDA to Net Loss Reconciliation

LTM Adjusted EBITDA to Net Loss

($ in millions)

LTM 6/30/2016

Adjusted EBITDA $29.7

Pre-closing Expense Reductions(7.9)

Trade Revenue 6.9

Trade Expenses(7.3)

Employee Termination Expenses(1.4)

Depreciation and Amortization(3.4)

Impairment Loss(89.9)

Interest Expense(2.8)

Other Income (Expense), Net(0.0)

Income Tax Expense (Benefit) 0.5

Net Loss($75.6)

Source: Company materials.

51

Pro Forma LTM 6/30/2016 Net Revenue to Adjusted EBITDA Reconciliation

Pro Forma LTM 6/30/2016 Net Revenue to Adjusted EBITDA

($ in millions)

Beasley Greater Media Pro Forma

LTM 6/30/2016 LTM 6/30/2016 LTM 6/30/2016

Net Revenue $109.9 $153.2 $263.1

Trade Revenue(4.1)(6.9)(11.0)

Station Operating Expenses(78.8)(124.1)(202.9)

Trade Expenses 4.2 7.3 11.5

Corporate G&A Expenses(9.2)(7.8)(16.9)

Stock-Based Compensation 0.9 0.9

Other Adjustments 0.2 0.2

Pre-closing Expense Reductions 7.9 7.9

Tax Add-back 1.1 1.1

Post-closing Expense Reductions -

Post-closing Corporate Synergies -

Post Closing Expense Re-investment —

Adjusted EBITDA $24.3 $29.7 $54.0

Adjusted EBITDA Margin 23.0% 20.3% 21.4%

Source: Company materials.

52

Pro Forma LTM 6/30/2016 Net Revenue to SOI Reconciliation

Pro Forma LTM 6/30/2016 Net Revenue to SOI

($ in millions)

Beasley Greater Media Pro Forma

LTM 6/30/2016 LTM 6/30/2016 LTM 6/30/2016

Net Revenue $109.9 $153.2 $263.1

Trade Revenue(4.1)(6.9)(11.0)

Station Operating Expenses(78.8)(124.1)(202.9)

Trade Expenses 4.2 7.3 11.5

Stock-based Compensation 0.9—0.9

Other Adjustments 0.2—0.2

Tax Add-back 1.1—1.1

Station Eliminations(1.5) -(1.5)

Pre-closing Expense Reductions—7.9 7.9

Corporate Digital Revenue(0.4) -(0.4)

Corporate Wages Booked on Stations(0.4) -(0.4)

Other Expenses(0.2)(0.2)

SOI $31.1 $37.4 $68.5

Margin 29.3% 25.6% 27.2%

Post-closing Corporate/Stations Synergies 2.4 2.4

Post-closing Expense Re-investment(1.0)(1.0)

Adjusted SOI $31.1 $38.8 $69.9

Margin 26.5% 27.7%

Source: Company materials.

53

Pro Forma LTM 6/30/2016 Adjusted EBITDA to Net Income Reconciliation

Pro Forma LTM 6/30/2016 Adjusted EBITDA to Net Income

($ in millions)

Beasley Greater Media Pro Forma

LTM 6/30/2016 LTM 6/30/2016 LTM 6/30/2016

Adjusted EBITDA $24.3 $29.7 $54.0

Trade Revenue 4.1 6.9 11.0

Trade Expenses(4.2)(7.3)(11.5)

Stock-based Compensation(0.9) -(0.9)

Other Adjustments(0.2) -(0.2)

Tax Add-back(1.1) -(1.1)

Pre-closing Expense Reductions(7.9)

Employee Termination Expenses(1.4)

Depreciation and Amortization(3.5)(3.4)(6.9)

Impairment Loss(3.5)(89.9)(93.4)

Interest Expense(4.0) -(4.0)

Loss on Extinguishment of Long-term Debt(0.6)(2.8)(3.3)

Other Income (Expense), Net 0.6(0.0) 0.6

Income Tax Expense (Benefit)(4.2) 0.5(3.7)

Net income $6.8($75.6)($68.8)

Source: Company materials.

54

Pro Forma LTM 6/30/2016 SOI to Net Income Reconciliation

Pro Forma LTM 6/30/2016 SOI to Net Income

($ in millions)

Beasley Greater Media Pro Forma LTM 6/30/2016 LTM 6/30/2016 LTM 6/30/2016

SOI $31.1 $37.4 $68.5

Corporate Overhead (6.7) (7.8) (14.5) Trade Revenue 4.1 6.9 11.0 Trade Expenses (4.2) (7.3) (11.5) Stock-based Compensation (0.9)—(0.9) Other Adjustments (0.2)—(0.2) Tax Add-back (1.1)—(1.1) Pre-closing Expense Reductions (7.9) (7.9) Employee Termination Expenses (1.4) (1.4) Depreciation And Amortization (3.5) (3.4) (6.9) Impairment Loss (3.5) (89.9) (93.4) Interest Expense (4.0)—(4.0) Loss On Extinguishment Of Long-Term Debt (0.6) (2.8) (3.3) Other Income (Expense), Net 0.6 (0.0) 0.6 Other Expenses (0.0)—(0.0) Income Tax Expense (Benefit) (4.2) 0.5 (3.7)

Net Income $6.8 ($75.6) ($68.8)

Source: Company materials.